SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_|  Preliminary Proxy Statement           |_|  Confidential, For Use of the
|X|  Definitive Proxy Statement                 Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Rule-14a-11(c)-or Rule-14a-12

                         California Water Service Group
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                                [GRAPHIC OMITTED]

California Water Service Group
Notice of 2002 Annual Meeting and
Proxy Statement

Rising to the challenge

Corporate Profile

California Water Service Group provides  high-quality  water utility services to
1.5 million people through four subsidiaries: California Water Service Company, Washington Water Service Company, New Mexico Water Service Company, and CWS Utility Services. Regulated by state utility commissions, Cal Water and Washington Water provide water utility services to customers in 96 communities throughout California and Washington. New Mexico Water is nearing completion of its acquisition of a regulated water utility in that state. CWS Utility Services conducts the Company's non-regulated business, which includes providing billing and meter reading services, as well as full-system water operations, for cities and companies in California, Washington and New Mexico.

[LOGO] California Water Service Group
       California Water Service Company, New Mexico Water Service Company, Washington Water Service Company and CWS Utility Services
       1720 North First Street o San Jose, CA 95112-4598 o (408) 367-8200

March 25, 2002

Dear Fellow Stockholder:

You are cordially invited to attend our Annual Meeting of Stockholders at 10:00 A.M. on Wednesday, April 24, 2002 at the executive offices of California Water Service Group, 1720 North First Street, San Jose, California. At the Annual Meeting, we will review our 2001 performance and answer your questions.

     With this letter, we are including the notice for the Annual Meeting, the proxy statement, the proxy card and the 2001 Annual Report. This year we've again made arrangements for you to vote over the Internet or by telephone, as well as by the traditional proxy card. See the proxy card for instructions on these methods of voting.

     When you review this proxy statement, you may wish to keep two factors in mind. First, you will be deciding who will serve as the Group's directors until the next Annual Meeting. The directors also will serve on the boards of two of the Group's subsidiaries, California Water Service Company and CWS Utility Services. Second, you will be deciding on the ratification of the appointment of independent auditors.

     Whether or not you plan on attending the Annual Meeting on April 24, 2002, I hope you will vote as soon as possible. Your vote is important.

     Thank you for your ongoing support of and continued interest in California Water Service Group.

Sincerely,


/s/ ROBERT W. FOY

ROBERT W. FOY
CHAIRMAN OF THE BOARD


                                                California Water Service Group 1

2002 ANNUAL MEETING OF STOCKHOLDERS
NOTICE OF ANNUAL MEETING AND PROXY STATEMENT
TABLE OF CONTENTS

Notice of Annual Meeting
Questions and answers about the Proxy Materials and the Annual Meeting .....................................................    4
  What am I voting on? .....................................................................................................    4
  Who may attend the Annual Meeting? .......................................................................................    4
  Who is entitled to vote? .................................................................................................    4
  How many votes do I get? .................................................................................................    4
  What is "cumulative voting" and how does it work? ........................................................................    4
  How are the directors elected? ...........................................................................................    4
  Who are the Board's nominees? ............................................................................................    4
  What is the required vote for the second proposal to pass? ...............................................................    4
  How do I vote? ...........................................................................................................    4
  What if I change my mind after I return my proxy? ........................................................................    5
  Will my shares be voted if I do not return my proxy? .....................................................................    5
  What happens if my shares are held by my stockbroker? ....................................................................    5
  What happens if I abstain from voting on a proposal? .....................................................................    5
  Who will count the vote? .................................................................................................    5
  What does it mean if I get more than one proxy card? .....................................................................    6
  What constitutes a quorum? ...............................................................................................    6
  What percentage of stock do the directors and executive officers own? ....................................................    6
  Who are the largest stockholders? ........................................................................................    6
  What is the deadline for submitting stockholder proposals for the Group's proxy materials
     for next year's Annual Meeting? .......................................................................................    6
  How can a stockholder propose a nominee for the Board? ...................................................................    6
  How can a stockholder propose business at a stockholders' meeting? .......................................................    7
  How can I make comments and/or ask questions during the Annual Meeting? ..................................................    7
Board Structure ............................................................................................................    8
Director Compensation Arrangements .........................................................................................    9
Proposals of the Board .....................................................................................................   10
  Proposal No. 1--Election of Directors ....................................................................................   10
  Proposal No. 2--Ratification of Selection of KPMG LLP as Auditors for 2002 ...............................................   12
Stock Ownership of Management and Certain Beneficial Owners ................................................................   13
  Ownership of Directors and Executive Officers ............................................................................   13
  Ownership of Largest Principal Stockholders ..............................................................................   14
  Section 16(a) Beneficial Ownership Reporting Compliance ..................................................................   14
Executive Compensation .....................................................................................................   15
  Summary Compensation Table ...............................................................................................   15
  Severance Agreements .....................................................................................................   15
  Option/SAR Grants in 2001 ................................................................................................   16
  Aggregated Option/SAR Exercises in 2001 and 2001 Fiscal Year-End Option/SAR Values .......................................   17
  Pension Plans ............................................................................................................   17
  Report of the Compensation Committee of the Board of Directors on Executive ..............................................   18
  Compensation
Audit Committee ............................................................................................................   20
  Audit Committee Report ...................................................................................................   20
  Auditor Fees .............................................................................................................   20
Performance Graph ..........................................................................................................   21
Other Matters ..............................................................................................................   22
Appendix A .................................................................................................................   23
  Audit Committee Charter ..................................................................................................   23

For directions to the Annual Meeting, please refer to the map on the inside back cover.


2 California Water Service Group

California Water Service Group
1720 North First Street
San Jose, CA 95112-4598

(408) 367-8200

Notice of Annual Meeting of Stockholders

Time                10:00 A.M. on Wednesday, April 24, 2002

Place Executive Offices of California Water Service Group, 1720 North First Street, San Jose, California

Items of Business   (1) To elect directors
                    (2) To ratify the appointment of independent auditors
                    (3) To consider such other business as may properly come
                        before the meeting

Record Date         You are  entitled to vote if you were a  stockholder  at the close of business on Monday, February 25, 2002.

Voting by Proxy     Please  submit  a proxy  as soon as  possible  so that  your shares can be voted at the meeting in accordance with your instructions. You may submit your proxy (1) over the Internet, (2) by telephone, or (3) by mail. For specific instructions, please refer to the Questions and Answers beginning on page 4 of this proxy statement and the instructions on the proxy card.

By Order of the Board of Directors

PAUL G. EKSTROM
CORPORATE SECRETARY

This notice of meeting and proxy statement and accompanying proxy card are being distributed beginning on or about March 25, 2002.


                                                California Water Service Group 3

Questions  and  Answers About the Proxy Materials and the Annual Meeting

What am I voting on?

o    Election of eight directors to serve until the 2003 Annual Meeting

o Ratification of the Board's selection of KPMG LLP, as the Group's independent auditors for 2002

     Those elected to serve as the Group's directors also will serve as the directors of California Water Service Company and CWS Utility Services, two of the Group's operating subsidiaries.

Who may attend the Annual Meeting?

All Group stockholders may attend.

Who is entitled to vote?

Stockholders of record at the close of business on February 25, 2002 (the "Record Date"), or those with a valid proxy from a brokerage firm or another similar organization which held shares on the Record Date.

How many votes do I get?

Each share of common stock is entitled to one vote. Each share of preferred stock is entitled to 16 votes. You may also use "cumulative voting" in the election of directors.

What is "cumulative voting" and how does it work?

Stockholders or persons holding a valid proxy may "cumulate" their votes for the election of directors. That is, they may give one candidate eight votes for each common share owned (instead of casting one vote for each of the eight candidates they may cast all eight votes for a single candidate) or they may distribute their votes on the same principle among as many candidates as they desire. Because each preferred share is entitled to 16 votes, preferred stockholders may cumulate 128 votes (16 x 8) for each share owned. If you do not indicate otherwise, the proxies may use their discretion to cumulate votes.

How are the directors elected?

The eight nominees receiving the highest number of votes are elected to the Board. Common and preferred shares vote together on directors. A vacancy exists on the board because of a director who resigned. The board expects to fill the vacancy after the Annual Meeting.

Who are the Board's nominees?

The nominees are Douglas M. Brown, Robert W. Foy, Edward D. Harris, Jr., M.D., Richard P. Magnuson, Linda R. Meier, Peter C. Nelson, Langdon W. Owen, and George A. Vera. All the nominees are current Board members. See pages 10 and 11 for biographical information, including the nominees' current directorships in other publicly held companies.

What is the required vote for the second proposal to pass?

In order for the Board's selection of KPMG LLP as auditors to be ratified the proposal must receive the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting.

How do I vote?

You may vote by mail.

     You do this by signing the proxy card and mailing it in the enclosed, prepaid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct.

You may vote by telephone.

     You do this by following the "Vote by Telephone" instructions on the proxy card. If you vote by telephone, you do not have to mail in your proxy card. Stockholders who do not have touch-tone phones will not be able to vote by telephone.


4 California Water Service Group

 You may vote on the Internet.

     You do this by following the "Vote by Internet" instructions on the proxy card. If you vote on the Internet, you do not have to mail in your proxy card.

You may vote in person at the meeting.

     We will pass out written ballots to anyone who wants to vote at the meeting. If you hold your shares in street name, you must request a legal proxy from your stockbroker in order to vote at the meeting.

     If you return a signed card but do not provide voting instructions, your shares will be voted:

o    for the eight named director nominees

o    for the approval of the selection of auditors

     We have been advised by counsel that these telephone and Internet voting procedures comply with Delaware law.

What if I change my mind after I return my proxy?

You may revoke your proxy any time before the polls close at the meeting. You may do this by:

o    signing another proxy with a later date,

o voting by telephone or on the Internet (your latest telephone or Internet proxy is counted),

o    voting again at the meeting, or

o notifying the Corporate Secretary, in writing, that you wish to revoke your previous proxy. We must receive your notice prior to the vote at the Annual Meeting.

Will my shares be voted if I do not return my proxy?

If you are a stockholder of record (that is, you hold your shares in your own name) your shares will not be voted unless you attend the meeting and vote in person. Different rules apply if your broker holds your shares for you.

What happens if my shares are held by my stockbroker?

Your broker, under certain circumstances, may vote your shares.

     Brokers will write to you asking how you want your shares voted. However, if you do not respond, brokers have authority under exchange regulations to vote your unvoted shares on certain "routine" matters, including election of directors and approval of auditors. If you wish to change voting instructions you give to your broker, you must ask your broker how to do so.

     If you do not give your broker voting instructions, the broker may either:

o proceed to vote your shares on routine matters and refrain from voting on non-routine matters, or

o    leave your shares entirely unvoted.

     Shares which your broker does not vote ("broker non-votes") will count towards the quorum only. We encourage you to provide your voting instructions to your broker. This ensures that your shares will be voted at the meeting.

     You may have granted to your stockbroker discretionary voting authority over your account. If so, your stockbroker may be able to vote your shares even on non-routine matters, depending on the terms of the agreement you have with your stockbroker.

What happens if I abstain from voting on a proposal?

If you abstain from voting on a proposal (whether by proxy or in person at the Annual Meeting), your shares will be counted in determining whether we have a quorum but the abstention will have the same effect as a vote against a proposal.

Who will count the vote?

Representatives of EquiServe, our transfer agent, will serve as the inspector of elections and count the votes.


                                                California Water Service Group 5

What does it mean if I get more than one proxy card?

It means that you have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all your shares are voted.

What constitutes a quorum?

A majority of the outstanding shares--present at the Annual Meeting or represented by persons holding valid proxies--constitutes a quorum. If you submit a valid proxy card, your shares will be part of the quorum.

     Without a quorum, no business may be transacted at the Annual Meeting. However, whether or not a quorum exists, a majority of the voting power of those present at the Annual Meeting may adjourn the Annual Meeting to another date, time and place.

     There were 15,182,046 shares of our common stock outstanding and entitled to vote at the Annual Meeting and 139,000 shares of our preferred stock outstanding and entitled to vote at the Annual Meeting.

What percentage of stock do the directors and executive officers own?

Together, they own less than one percent of our common and preferred stock. See page 13 for more details.

Who are the largest stockholders?

As of January 1, 2002, the largest principal stockholders were:

o    SJW Corp. (1,099,952 shares of common stock, representing 7.3%);

o Employee Savings Plan of California Water Service Group, a Group-sponsored 401(k) plan (589,101 shares of common stock, representing 3.9%); and

o    GE  Investments  (36,610 shares of Series C preferred  stock,  representing
     26.3%).

     See page 14 for more details.

What is the deadline for submitting stockholder proposals for the Group's proxy materials for next year's Annual Meeting?

Any proposals which stockholders intend to present at the 2003 Annual Meeting must be received by the Corporate Secretary of the Group by November 25, 2002 in order to be considered for inclusion in the Group's 2003 proxy materials. A proposal and any supporting statement together may not exceed 500 words. Please submit the proposal to Paul G. Ekstrom, Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4598.

How can a stockholder propose a nominee for the Board?

Any stockholder of record who is entitled to vote at a stockholders meeting may propose a nominee for the Board. The bylaws contain the requirements for doing so. Contact the Corporate Secretary to request a copy of the full bylaw requirements. Briefly, a stockholder must give timely prior notice to the Group. The notice must be received by the Corporate Secretary at the Group's principal place of business by the 150th day before the first anniversary of the prior year's Annual Meeting. If we move the date of the meeting by more than thirty days before or more than sixty days after the date of the previous meeting, notice is due by the 150th day before the Annual Meeting or the 10th day after we publicly announce the holding of the meeting.

     If the Board calls a special meeting to elect directors, stockholder notice is due by the 150th day prior to that meeting or the 10th day after we publicly announce the holding of the special meeting and identify the Board's director nominees. The bylaws do not affect the rights of preferred holders to nominate directors where they are otherwise entitled to do so.

     The bylaws specify what the notice must contain. The notice deadline for the 2003 Annual Meeting is November 25, 2002.


6 California Water Service Group

How can a stockholder propose business at a stockholders' meeting?

Any stockholder of record who is entitled to vote at a stockholders' meeting may propose business for the meeting. Just as with nominations, the bylaws contain the requirements. Contact the Secretary of the Group and request a copy of the full bylaw requirements. The stockholder must give timely prior notice to the Group. The deadlines are the same as for stockholder nominations discussed above.

     The bylaws specify what the notice must contain. Stockholders must comply with all requirements of the securities laws regarding proposals. The bylaws do not affect any stockholder right to request inclusion of proposals in the Group's proxy statement under the rules of the Securities and Exchange Commission.

     Because of the 150-day notice requirement discussed above, stockholders who have not given prior notice may not raise a proposal (or a nomination) at this year's meeting.

How can I make comments and/or ask questions during the Annual Meeting? Stockholders wishing to address the meeting are welcome to do so by adhering to the following guidelines:

1. Stockholders may address the meeting when recognized by the Chairman or President and Chief Executive Officer.

2. Each stockholder, when recognized, should stand and identify himself or herself.

3. Stockholder remarks must be limited to matters before the meeting and may not exceed 2 minutes in duration per speaker.


                                                California Water Service Group 7

Board Structure

This section briefly describes the functions of the principal committees of the Board.

AUDIT: Reviews the Group's auditing, accounting, financial reporting and internal audit functions. Also recommends the selection of independent auditors to the Board. All members are non-employee directors and are independent as defined in the listing standards of the New York Stock Exchange.

COMPENSATION:  Reviews the Group's  executive  compensation and employee benefit
plans  and   programs,   including   their   establishment,   modification   and
administration. All members are non-employee directors.

EXECUTIVE: Has limited powers to act on behalf of the Board whenever it is not in session. This Committee meets only as needed.

     During 2001, there were 11 regular meetings of the Board, four meetings of the Audit Committee, one meeting of the Compensation Committee, and no meetings of the Executive Committee. Linda R. Meier, a member of the Board of Directors, attended less than 75% all Board and applicable committee meetings. Collectively the director-nominees who served on the Board of California Water Service Group in 2001 attended 93% of all of the Board and applicable committee meetings.


8 California Water Service Group

Director Compensation Arrangements

The following table provides information on the Group's compensation and reimbursement practices during fiscal year 2001 for non-employee directors, as well as the range of compensation paid to non-employee directors who served the entire 2001 fiscal year. Directors who are employed by the Group receive no compensation for their Board activities except a fee for attending each Board meeting. Directors receive no additional compensation for serving on the Boards of the Group's subsidiaries.

DIRECTOR COMPENSATION TABLE FOR FISCAL YEAR 2001

Annual Director Retainer                                                 $18,000
Board and Committee Meeting Attendance Fees                      $1,040 and $950
Range of Committee Meeting Attendance Fees Paid to Directors      $950 -- $4,750
Committee Meeting Attendance Fees for Committee Chairs                    $1,900

COMPENSATION. In 2001, Directors Harris, Magnuson, Meier, Owen and Vera received an annual retainer of $18,000. Director Brown, elected to the Board in April 2001, received an annual retainer of $12,000. Effective January 1, 2002, all directors are paid a meeting attendance fee of $1,115 and non-employee committee chairs are paid a meeting attendance fee of $2,230.

DEFERRED COMPENSATION PLAN. Effective January 1, 2000, the Group established the California Water Service Group Director, Officer and Manager Deferred Compensation Plan, an unfunded deferred compensation program for non-employee directors, executive officers and managers. This plan succeeded the California Water Service Group Directors Deferred Compensation Plan, which originally became effective in January 1998. Under the new plan, as under the predecessor plan, non-employee directors may defer up to 100% of their annual retainer with a minimum annual deferral of $5,000. The plan also allows non-employee directors to defer 100% of their meeting and committee meeting fees. Directors who are also executive officers may defer 100% of their meeting fees and up to 50% of their annual salary with a minimum annual deferral of $5,000. Other executive officers and managers, who elect to participate in the plan, may defer up to 50% of their annual salary with a minimum deferral of $5,000. Amounts deferred are fully vested and recorded by Group as general liabilities and the value of deferrals fluctuate according to one of several investment indices selected by the participant. Funds are distributed from this plan when the participant ceases to be a director (unless the participant is an employee, in which case we make a distribution when employment terminates). Distributions also are available upon a showing of hardship. Amounts remaining undistributed at death are distributed to the participant's designated beneficiary or beneficiaries. Group is under no obligation to make any investment or otherwise fund the plan. Participants are general, unsecured creditors of the Group.

RETIREMENT PLAN. Effective January 1, 1998, we established a directors retirement plan to succeed the retirement plan of California Water Service Company. This plan operates in the same manner as the prior plan. Any director who retires after serving on the Board for a total of five or more years (including service on the California Water Service Company Board before January 1, 1998) will receive a benefit equal to the annual retainer paid to our non-employee directors at the time of the director's retirement. This benefit will be paid annually for the number of years the director served on the Board, up to a maximum of 10 years.


                                                California Water Service Group 9

Proposals of the Board Proposal

No. 1 - Election of Directors

There are eight nominees for election to our Board this year. All of the nominees have served as directors since the last Annual Meeting. Information regarding the business experience of each nominee is provided below. All directors are elected annually to serve until the next Annual Meeting and until their respective successors are elected.1

The Board of Directors recommends a vote FOR the election of each of the following nominees.

Vote Required

The eight persons receiving the highest number of votes represented by outstanding shares present or represented by proxy and entitled to vote will be elected. Except as otherwise indicated, each director has served for at least five years in the positions stated below.

Douglas M. Brown(4)
Director since 2001
age 64

     Mr. Brown, a resident of the state of New Mexico, is president and chief executive officer of Tuition Plan Consortium. He is also chairman of Talbot Financial Services. From 1990 to 1999, he was president and chief executive officer of Talbot Financial Services.

Robert W. Foy(2)
Director since 1977
age 65

     Mr. Foy is chairman of the board of California Water Service Group and its subsidiaries. He was formerly president and chief executive officer of Pacific Storage Company, a diversified transportation and warehousing Group serving Stockton, Modesto, Sacramento, San Jose, Vallejo, Marysville and Merced, California. He has served as chairman of California Water Service Group since January 1, 1996.

Edward D. Harris, Jr., M.D.(2,4)
Director since 1993
age 64

     Dr. Harris is the George DeForest Barnett professor of medicine at Stanford University Medical Center, where he is the director of the Immunology/Rheumatology Division and the medical director of the International Medicine Service. He is a director of the Genentech Research and Educational
Foundation. He is also the executive secretary of Alpha Omega Alpha, the National Medical Honor Society and the governor of the American College of Physicians/American Society of Internal Medicine--Northern California Chapter.

Richard P. Magnuson(3,4)
Director since 1996
age 46

     Mr. Magnuson is a private venture capitalist. From 1984 to 1996, he was a general partner of Menlo Ventures, a venture capital firm. He also is a director of several privately held companies.

    [PHOTO]          [PHOTO]              [PHOTO]                 [PHOTO]
Douglas M. Brown  Robert W. Foy  Edward D. Harris Jr., M.D.  Richard P. Magnuson


10 California Water Service Group

Linda R. Meier(3,4,6)
Director since 1994
age 61

     Ms. Meier is a director of Greater Bay Bancorp, the Peninsula Community Foundation and the National Advisory Board of the Haas Public Service Center.
She is also a member of the Board of Trustees of the California Academy of Sciences, the former chair of the Stanford University Hospital Board of Directors (1992-1997) and a former trustee of Stanford University (1984-1994). She currently serves as chair of the Stanford Athletic Board and chair of the Western Regional Advisory Board of the Institute of International Education and is a member of the National Board of the Institute of International Education.

Peter C. Nelson(2)
Director since 1996
age 54

     Mr. Nelson is president and chief executive officer of California Water Service Group and its subsidiaries. Before joining California Water Service Group in 1996, he was vice president, division operations (1994-1995) and region vice president (1989-1994) of Pacific Gas & Electric Company.

Langdon W. Owen(3)
Director since 2000
age 71

     Mr. Owen is president of Don Owen & Associates, an assessment engineering and special tax consulting firm. He is also a director of the Metropolitan Water District of Southern California.

George A. Vera(3,5)
Director since 1998
age 58

     Mr. Vera is vice president and chief financial officer of the David and Lucile Packard Foundation. Until 1997, he was an audit partner at Arthur Andersen, LLP.

(1) No nominee has any family relationship with any other nominee or with any executive officer of the Group. "Director since" date refers to the year the nominee first was elected or appointed to the Board of California Water Service Group or California Water Service Company, as appropriate.

(2)  Member of Executive Committee

(3)  Member of Audit Committee

(4)  Member of Compensation Committee

(5)  Chair of the Audit Committee

(6)  Chair of the Compensation Committee

    [PHOTO]           [PHOTO]              [PHOTO]                 [PHOTO]
Linda R. Meier    Peter C. Nelson      Langdon W. Owen         George A. Vera


                                               California Water Service Group 11

Proposal No. 2 - Ratification of Selection of KPMG LLP as Auditors for 2002

Vote Required

In order for the ratification of independent auditors to be approved, it must receive the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting.

     Stockholders will vote on the ratification of KPMG LLP, certified public accountants, to audit our books, records and accounts for the year ending December 31, 2002. KPMG has acted as independent auditors for California Water Service Company and Group since 1939. Following the recommendation of the Audit Committee, the Board recommends a vote FOR the adoption of this proposal. Representatives of KPMG LLP will be present at the meeting to answer appropriate questions and will have an opportunity to make a statement if they desire to do so. If the stockholders do not ratify this appointment, the Board will reconsider the selection of the auditors.

The Board urges you to vote FOR this proposal.


12 California Water Service Group

Stock Ownership of Management and Certain Beneficial Owners

Ownership of Directors and Executive Officers
(Common and preferred stock ownership as of January 1, 2002)(1)

Name                                                                Shares Owned
--------------------------------------------------------------------------------
Douglas M. Brown                                                        3,000(2)
Director
--------------------------------------------------------------------------------
Gerald F. Feeney                                                       12,228(3)
Executive Officer
--------------------------------------------------------------------------------
Francis S. Ferraro                                                      2,370(4)
Executive Officer
--------------------------------------------------------------------------------
Robert W. Foy                                                          12,193(5)
Director and Executive Officer
--------------------------------------------------------------------------------
Edward D. Harris, Jr., M.D.                                             1,396
Director
--------------------------------------------------------------------------------
Richard P. Magnuson                                                    16,182
Director
--------------------------------------------------------------------------------
Linda R. Meier                                                          3,000
Director
--------------------------------------------------------------------------------
Peter C. Nelson                                                        11,650(6)
Director and Executive Officer
--------------------------------------------------------------------------------
Langdon W. Owen                                                        13,121
Director
--------------------------------------------------------------------------------
Raymond H. Taylor                                                       5,684(7)
Executive Officer
--------------------------------------------------------------------------------
George A. Vera                                                           956
Director
--------------------------------------------------------------------------------
All directors and executive officers as a group(8)                    97,539

(1) No director or executive officer owns any shares of Series C preferred stock. All directors and executive officers have sole voting and investment power over their shares (or share such powers with their spouses). To the knowledge of the Group, as of January 1, 2002, all directors and executive officers together beneficially owned an aggregate of less than 1% of the Group's outstanding common shares.

(2) Includes 1,000 shares in a trust for which Mr. Brown is the trustee and has voting and investment power. Mr. Brown disclaims beneficial ownership of these shares.

(3) Includes 4,561 shares held in the Employee Savings Plan. Includes 1,500 shares outstanding under options which are currently exercisable or exercisable within 60 days of January 1, 2002.

(4)  Includes  870 shares held in the  Employee  Savings  Plan.  Includes  1,500 shares outstanding under options which are currently exercisable or exercisable within 60 days of January 1, 2002.

(5) Includes 1,462 shares held in the Employee Savings Plan. Includes 4,500 shares outstanding under options which are currently exercisable or exercisable within 60 days of January 1, 2002.

(6) Includes 1,475 shares held in the Employee Savings Plan. Includes 6,875 shares outstanding under options which are currently exercisable or exercisable within 60 days of January 1, 2002.

(7) Includes 4,184 shares held in the Employee Savings Plan. Includes 1,500 shares outstanding under options which are currently exercisable or exercisable within 60 days of January 1, 2002.

(8) Includes 19,307 shares held in the Employee Savings Plan for the benefit of executive officers. Includes 24,875 shares outstanding under options which are currently exercisable or exercisable within 60 days of January 1, 2002.


                                               California Water Service Group 13

Ownership of Largest Principal Stockholders

The following table shows the largest principal holders of the Group's voting securities as of January 1, 2002:

Class         Beneficial Owner                          Number of Shares     Percent of Class
---------------------------------------------------------------------------------------------
Common        SJW Corp.(1)                                 1,099,952                7.3%
              374 W. Santa Clara Street
              San Jose, CA 95196
---------------------------------------------------------------------------------------------
Common        California Water Service Group                 589,101                3.9%
              Employee Savings Plan (a 401(k) plan)
              1720 N. First Street
              San Jose, CA 95112
---------------------------------------------------------------------------------------------
Series C      GE Investments(2)                               36,610               26.3%
Preferred     3003 Summer Street
              Stanford, CT 06905
---------------------------------------------------------------------------------------------

(1)  SJW Corp. has sole voting and investment power over these shares.
(2)  GE Financial Corp. has sole voting and investment power over these shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 (a) of the Securities Exchange Act of 1934 requires our directors, certain officers, and holders of more than 10% of our common stock to file with the Securities and Exchange Commission reports regarding their ownership of our securities. Based solely on its review of the copies of forms furnished to the Group, or written representations that no annual forms (SEC Form 5) were required, the Group believes that during 2001, all SEC Section 16(a) filings of the officers, directors and 10-percent stockholders of the Group complied with requirements for reporting stock ownership.


14 California Water Service Group

Executive Compensation

SUMMARY COMPENSATION TABLE The following table discloses the compensation of the president and chief executive officer and our four other most highly paid executive officers for the three years ended December 31, 2001.

                                                                                             Long Term
                                                     Annual Compensation                  Compensation
                                                  --------------------------     ---------------------
                                                                Other Annual     Securities Underlying        All Other
Name and Principal Position             Year      Salary(1)     Compensation         Options/SAR's (#)     Compensation
-----------------------------------------------------------------------------------------------------------------------
Peter C. Nelson                         2001      $449,296       $ 11,440(2)             15,000              $5,586(3)
President and Chief Executive Officer   2000       412,409         11,440(2)             12,500               5,586(3)
                                        1999       383,469         11,900(2)                 --               5,336(4)
-----------------------------------------------------------------------------------------------------------------------
Robert W. Foy                           2001       276,584         11,440(2)             10,000               5,586(3)
Chairman of the Board                   2000       261,706         12,480(2)              8,000               5,586(3)
                                        1999       246,309         11,900(2)                 --               5,336(4)
-----------------------------------------------------------------------------------------------------------------------
Gerald F. Feeney                        2001       221,036               --               3,000               5,586(3)
Vice President,                         2000       204,974               --               3,000               5,586(3)
Chief Financial Officer and Treasurer   1999       191,338               --                  --               5,336(4)
-----------------------------------------------------------------------------------------------------------------------
Francis S. Ferraro                      2001       204,857               --               3,000               5,586(3)
Vice President, Regulatory Matters      2000       191,700               --               3,000               5,586(3)
and Corporate Development               1999       176,604               --                  --               5,336(4)
-----------------------------------------------------------------------------------------------------------------------
Raymond H. Taylor                       2001       181,969               --               3,000               5,586(3)
Vice President, Operations              2000       169,394               --               3,000               5,586(3)
                                        1999       163,265               --                  --               5,336(4)
-----------------------------------------------------------------------------------------------------------------------

Footnotes to Summary Compensation Table

(1) Includes salary, amounts deferred under the Employee Savings Plan and compensation associated with the non-business use of a Company automobile except for Mr. Nelson, who does not have a Company automobile. The value of automobile use amounted to $6,964, $5,336, $7,091 and $5,134 for Messrs. Foy, Feeney, Ferraro and Taylor, respectively.
(2)  Director meeting fees.
(3) Includes Employee Savings Plan contributions of $5,250 and annual life insurance premiums of $336.
(4) Includes Employee Savings Plan contributions of $5,000 and annual life insurance premiums of $336.

SEVERANCE AGREEMENTS In 1998, we entered into executive severance plan agreements with all officers. These agreements provide officers with severance payments of approximately three times their annual salary if we merge with another company or effect another transaction by which another company acquires control of us and as a result, within 24 months, these officers lose their executive positions. This severance amount would be paid in three equal annual payments, beginning with the month following termination. The agreements provide uniform payment levels for all officers.


                                               California Water Service Group 15

OPTION/SAR GRANTS IN 2001 The following table shows individual grants of stock options during 2001 to the president and chief executive officer and our four other most highly paid executive officers.

                                                                           Individual Grants
                                           ----------------------------------------------------------------------------------
                                                                     Percentage
                                                 Number of             of Total
                                                Securities         Options/SARs
                                                Underlying           Granted to        Exercise
                                           Options/SARs(1)         Employees in         or Base    Expiration      Grant Date
Name                                           Granted (#)     Fiscal Year 2001    Price ($/Sh)          Date    Value ($)(2)
-----------------------------------------------------------------------------------------------------------------------------
Peter C. Nelson                                   15,000               25.86%       $ 25.9375         1/1/12         $84,750
President and
Chief Executive Officer
-----------------------------------------------------------------------------------------------------------------------------
Robert W. Foy                                     10,000               17.24%       $ 25.9375         1/1/12         $56,500
Chairman of the Board
-----------------------------------------------------------------------------------------------------------------------------
Gerald F. Feeney                                   3,000                5.17%       $ 25.9375         1/1/12         $16,950
Vice President, Chief Financial Officer
and Treasurer
-----------------------------------------------------------------------------------------------------------------------------
Francis S. Ferraro                                 3,000                5.17%       $ 25.9375         1/1/12         $16,950
Vice President, Regulatory Matters and
Corporate Development
-----------------------------------------------------------------------------------------------------------------------------
Raymond H. Taylor                                  3,000                5.17%       $ 25.9375         1/1/12         $16,950
Vice President, Operations

(1) The term "SAR" or "stock appreciation right" refers to an award that is payable in cash or stock without payment of an exercise price. Group does not currently grant SARs.

     On January 2, 2001, Group granted 58,000 options at an exercise price of $25.9375 per share. In addition, Group awarded grants of 55,000 options on January 1, 2002 at an exercise price of $25.15, as disclosed below in the Report of the Compensation Committee. On June 28, 2000, Group awarded grants of 53,500 options at an exercise price of $23.0625. During 2001, 12,000 options that had been granted to employees who terminated during the year were cancelled. After the grant of options on January 2, 2002, a total of 154,500 option grants were outstanding with exercise prices ranging from $23.0625 to $25.9375. All options were granted at the fair market value of Group's common stock on the date of the grant, expire ten years from the date of the grant, and vest 25% per year during the first four years.

(2) The grant date present value shown is estimated using the Black-Scholes option pricing model, a method of approximating the present value of options exercisable at a fixed price at the end of a fixed period. It relies on certain assumptions as of the date of grant of the options, such as interest rates, dividend yield, time to exercise, and stock price sensitivity (volatility). Each of these factors could change over the life of the options and affect the estimated value. The actual value of the options when exercised may be a lesser or greater amount, depending on the price of the stock at the date of exercise; it is also possible that the options will expire unexercised and produce no cash value to the optionee.

The present value of the options was based on the following assumptions:

o    risk-free interest rate of 4.6%

o    expected dividend yield of 4.3%

o    holding period of 5.0 years

o    stock price volatility of 30.4.%

o    that all options ultimately will be exercised

No adjustment has been made for non-transferability or risk of forfeiture associated with the options.


16 California Water Service Group

AGGREGATED OPTION/SAR EXERCISES IN 2001 AND 2001 FISCAL YEAR-END OPTION/SAR VALUES The following table shows 2001 fiscal year-end value of unexercised options held by the president and chief executive officer and our four other most highly paid executive officers. There were no option exercises by such persons during 2001.

                                                Number of Securities            Value of Unexercised
                                              Underlying Unexercised                    In-the-Money
                                          Options/SARs at FY-End (#)      Options/SARs at FY-End ($)
Name                                       Exercisable/Unexercisable    Exercisable/Unexercisable(1)
----------------------------------------------------------------------------------------------------
Peter C. Nelson                                        3,125/27,500                   $8,398/$25,195
President and
Chief Executive Officer
----------------------------------------------------------------------------------------------------
Robert W. Foy                                          2,000/18,000                   $5,375/$16,125
Chairman of the Board
----------------------------------------------------------------------------------------------------
Gerald F. Feeney                                          750/6,000                   $ 2,015/$6,047
Vice President,
Chief Financial Officer and Treasurer
----------------------------------------------------------------------------------------------------
Francis S. Ferraro                                        750/6,000                   $ 2,015/$6,047
Vice President,
Regulatory Matters and
Corporate Development
----------------------------------------------------------------------------------------------------
Raymond H. Taylor                                         750/6,000                   $ 2,015/$6,047
Vice President, Operations

(1) Based on the year-end closing price of $25.75 of the Group's Common Stock on the New York Stock Exchange on December 31, 2001. The ultimate value of the option will depend on the future market price of Group stock.

PENSION PLANS The table(1) that follows shows the estimated annual benefits we must pay upon retirement to our executive officers under the Group's Pension Plan and Supplemental Executive Retirement Plan ("SERP"). The SERP is designed to provide executive officers a pension benefit which when combined with the regular pension plan benefit would equal the pension benefit that would be provided if the regular Pension Plan's benefit were unaffected by the federal tax law restrictions on retirement plan benefits.


Three Highest Consecutive
Years Average Compensation(2)    15 Years     20 Years     25 Years     30 Years     35 Years
---------------------------------------------------------------------------------------------
$150,000                         $ 50,625     $ 67,500     $ 75,000     $ 82,500     $ 90,000
 200,000                           67,500       90,000      100,000      110,000      120,000
 250,000                           84,375      112,500      125,000      137,500      150,000
 300,000                          101,250      135,000      150,000      165,000      180,000
 350,000                          118,125      157,500      175,000      192,500      210,000
 400,000                          135,000      180,000      200,000      220,000      240,000
 450,000                          151,875      202,500      225,000      247,500      270,000
 500,000                          168,750      225,000      250,000      275,000      300,000

(1) The pension table above shows estimated annual retirement benefits, payable as a straight life annuity, assuming retirement at age 60, using the normal form of benefits under the above plans. The benefits are not subject to any deductions for Social Security or other offset amounts.

(2) Compensation includes salary plus all other compensation. Effective January 1, 2002, Mr. Foy and Mr. Nelson received credit for an additional 5 years of service. The number of years of credited service at January 1, 2002, for officers named in the Compensation table is as follows: Mr. Nelson, 21, Mr. Foy, 21, Mr. Feeney, 25, Mr. Ferraro, 12 and Mr. Taylor 19.


                                               California Water Service Group 17

Report of the Compensation Committee of the Board of Directors on Executive Compensation

What is this report?

The Securities and Exchange Commission requires that public companies disclose the policies that the Group uses to establish executive officer compensation. This report explains the criteria that the Group used to determine the compensation of all of its officers in 2001.

What are the Compensation Committee's responsibilities?

The Committee is responsible for establishing and implementing policies and programs to compensate Group executives. Each November, the Committee reviews and recommends compensation levels for all executive officers for the 12-month period beginning January 1. The Committee submits its recommendations to the entire Board for approval. In 2001, the Board adopted the Committee's recommendations without modification.

What is our compensation philosophy?

The primary objectives of our executive compensation program are:

     1)   To attract, retain and motivate talented and experienced executives,

     2) To reward excellent job performance and contributions to Group's future success, and

     3)   To provide fair and reasonable compensation.

The Compensation Committee believes that compensating executives on this basis leads to excellent executive performance, which benefits stockholders and ratepayers alike. When making its recommendations, the Committee takes into account that the California Public Utilities Commission (CPUC) reviews the compensation decisions of the Group's officers for reasonableness. Furthermore, as a regulated utility, the Group's financial performance is to a large extent dependent upon CPUC ratemaking decisions and other factors beyond management's control, such as weather. Therefore, the Committee's decisions largely are determined by factors other than the Group's most recent financial performance.

Who serves on the Compensation Committee?

The Compensation Committee is composed of Ms. Meier (Committee Chair), Mr. Brown, Dr. Harris, and Mr. Magnuson.

How is executive compensation determined?

When examining the annual compensation of individual executives, the Committee considers the officer's duties, performance and contribution to the Group's current and future success. The Committee also considers the officer's experience, tenure, value to the Group, prior salary adjustments and the inflation rate.

     In order to set salaries for the Group's officers at competitive and reasonable levels, the Committee annually reviews the compensation of officers of other major water companies. The Committee factors into its analysis the Group's comparatively low number of officers and its limited methods of compensation.

     Mr. Nelson's Compensation. In November 2000, the Committee reviewed the compensation for Peter C. Nelson, president and chief executive officer. The Committee determined Mr. Nelson's 2001 compensation using the same factors that it used to set the compensation of the other Group executives.

Do executive officers of California Water Service Group receive additional compensation for serving as executive officers of California Water Service Company, CWS Utility Services, New Mexico Water Service Company and Washington Water Service Company?

No. Group officers do not receive additional compensation for serving as officers of the Group's subsidiaries.

Does the Group have a Long Term Incentive Plan?

Yes. Stockholders of Group approved a Long Term Incentive Plan at the April 19, 2000 Annual Meeting. The plan allows the Group to offer competitive compensation, thus assisting in recruiting and retaining top-performing individuals. The plan also aligns the interest of stockholders and participants. Finally, the plan provides the potential to link benefits to the Group's achievement of stockholder, customer or other performance goals, which gives participants an incentive to achieve these goals.


18 California Water Service Group

What awards were granted under the Long Term Incentive Plan for 2001?

The plan provides for three different types of awards: non-qualified stock options, dividend units, and performance shares. In 2001, non-qualified options were awarded. Non-qualified stock options are options to purchase a certain number of shares of the Group's common stock. The options will have an exercise price not lower than the closing price of the Group's common stock on the New York Stock Exchange on the date of the grant. Options are granted for a term of not more than 10 years and become exercisable in yearly increments as determined by the Compensation Committee.

What was the number of option grants awarded in 2001?

On January 2, 2001, the Group awarded option grants covering 58,000 shares at an exercise price of $25.94. All options granted were for a term of ten years and will vest 25% per year during the first four years. The option grants awarded for 2001 are the following:

Mr. Nelson                                                                15,000
Mr. Foy                                                                   10,000
Mr. Feeney                                                                 3,000
Mr. Ferraro                                                                3,000
Mr. Taylor                                                                 3,000
All executive officers as a group (13 in number)                          58,000

In addition, on January 2, 2002, the Group awarded option grants covering 55,000 shares at an exercise price of $25.15. All options granted were for a term of ten years and will vest 25% per year during the first four years. The option grants awarded for 2002 are the following:

Mr. Nelson                                                                15,000
Mr. Foy                                                                   10,000
Mr. Feeney                                                                 3,000
Mr. Ferraro                                                                3,000
Mr. Taylor                                                                 3,000
All executive officers and other as a group (12 in number)                55,000

Who determines the amount and type of award granted?

In 2001, the Compensation Committee determined stock option awards for the Chairman of the Board and the Chief Executive Officer. The Chief Executive Officer recommended the stock option award level for all other participants. All stock option awards, including the terms and conditions, were approved by the Compensation Committee and the Board of Directors.

Does the Group have an Executive Severance Plan?

Yes. Effective December 16, 1998, the Board of Directors adopted an Executive Severance Plan for the benefit of the officers of Group and its subsidiaries. The Board adopted the plan to provide security for the officers in the event of a change in control of Group. See page 15 for more detailed information.

How have we responded to IRS limits on deductibility of compensation?

The  Committee  has  reviewed  the Group's  compensation  structure  in light of
Section 162(m) of the Internal Revenue Code, which limits the amount of compensation that the Group may deduct in determining its taxable income for any year to $1,000,000 for any of its five most highly compensated executive officers. In 2001, no executive officer's compensation exceeded the limitation set by Section 162(m).

Compensation Committee

Linda R. Meier, Committee Chair
Douglas M. Brown
Edward D. Harris, Jr., M.D.
Richard P. Magnuson


                                               California Water Service Group 19

Audit Commitee

Audit Committee Report

The Audit Committee's purpose and responsibilities are set forth in the Audit Committee Charter which is printed in Appendix A of the Proxy Statement. The
Committee consists of four non-management Board members. During 2001, the Committee met four times.

     In connection  with the December 31, 2001 financial  statements,  the Audit
Committee:

     (1)  reviewed  and  discussed  the  audited   financial   statements   with
          management;

     (2) discussed with KPMG LLP, the independent auditors, the matters required by Statement on Auditing Standards No. 61, "Communication with Audit Committees";

     (3)  received  and  discussed  with the  auditor  matters  required  by the
          Independence   Standards   Board   Statement   No.  1,   "Independence
          Discussions with Audit Committees"; and

     (4)  met separately with management and the independent auditors.

     Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K filed with the Securities and Exchange Commission.

     It is the recommendation of the Committee to the Board of Directors that KPMG LLP be appointed as the Company's independent auditors for the year ending December 31, 2002. In making this recommendation, the Audit Committee did consider the compatibility of non-audit services provided by KPMG LLP with maintaining the auditors' independence, and determined that the auditors' independence relative to financial audits was not jeopardized by the non-audit services.

Audit Committee

George A. Vera, Committee Chair
Richard P Magnuson
Linda R. Meier
Langdon W. Owen

February 4, 2002

Audit Fees

During 2001, the Company paid or accrued $196,000 in fees for audit services provided by KPMG LLP. The audit services included the audit of the Company's annual financial statements for the year ended December 31, 2001, and quarterly reviews of the Company's interim financial statements included in the Company's Form 10-Q filings during the year.

Financial Information Systems Design and Implementation Fees

During 2001, KPMG LLP did not provide any financial information system design and implementation consulting service to the Company.

All Other Fees

During 2001, the Company paid or accrued $116,000 for professional service provided by KPMG LLP for services other than Audit Fees. These fees were primarily for internal audit services, which will not be continued beyond 2002, and tax services.


20 California Water Service Group

Performance Graph

The graph below shows a five-year comparison of cumulative total returns from an initial $100 investment in California Water Service Group, the S&P 500 Index and the Edward Jones Water Utility Average of 12 companies.

   [The following table was depicted as a line chart in the printed material.]

                                [GRAPHIC OMITTED]

Performance Graph Data

                                        1996     1997     1998     1999     2000     2001
California Water Service Group          100      147      163      164      153      152
S&P 500 Index                           100      133      171      207      189      166
Edward Jones Water Utility Average      100      137      172      170      215      278

Past stock performance is not necessarily indicative of future performance.


                                               California Water Service Group 21

Other Matters

ADJOURNMENT. Notice of adjournment need not be given if the date, time and place thereof are announced at the Annual Meeting at which the adjournment is taken. However, if the adjournment is for more than 45 days, or if a new record date is fixed for the adjourned Annual Meeting, a notice of the adjourned Annual Meeting will be given to each stockholder entitled to vote at the Annual Meeting. At adjourned Annual Meetings, any business may be transacted which might have been transacted at the original Annual Meeting.

COST OF PROXY SOLICITATION. The Group will bear the entire cost of preparing, assembling, printing and mailing this proxy statement, the proxies and any additional materials which may be furnished by the Board to stockholders. The solicitation of proxies will be made by the use of the U.S. postal service and also may be made by telephone, or personally, by directors, officers and regular employees of the Group, who will receive no extra compensation for such services. Morrow & Co. was hired to assist in the distribution of proxy materials and solicitation of votes for $7,000, plus out-of-pocket expenses. The Group will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

OTHER MATTERS. The Board is not aware of any matters to come before the Annual Meeting other than the proposals for the election of directors and the ratification of the selection of independent auditors. If any other matters should be brought before the Meeting or any adjournment thereof, upon which a vote properly may be taken, the proxy holders will vote in their discretion unless otherwise provided in the proxies. The Report of the Compensation Committee, the Report of the Audit Committee, the Performance Graph, the Audit Committee Charter contained in Appendix A to this proxy statement and the statement of independence of Audit Committee members referred to under "Board Structure-Audit" are not to be considered as incorporated by reference into any other filings which the Group makes with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. These portions of this proxy statement are not a part of any of those filings unless otherwise stated in those filings.


22 California Water Service Group

Appendix A
Audit Committee Charter

The Board of Directors of California Water Service Group ("Group") has established an audit committee with authority, duties and responsibilities as described below. The committee will function as the audit committee for Group and its consolidated subsidiaries. On an annual basis, the audit committee will review the adequacy of its charter and propose changes as necessary to the full Board. The charter will be printed in Group's proxy statement at least once every three years.

Membership

The committee will be appointed annually by the full Board. It shall be composed of at least three directors, each independent of management and free of any relationships that would interfere with the exercise of the member's independence or judgment.

     Committee members will have a basic understanding of finance and accounting and be able to read and understand financial statements. At least one member shall have accounting and financial expertise.

     One of the members shall be appointed committee chair by the Chairman of the Board of Directors.

Purpose

The committee shall assist the Board in fulfilling its fiduciary responsibilities to the stockholders, the public and various reporting agencies primarily in financial areas relating to Group's accounting policies, auditing and financial reporting practices. The responsibility shall extend to the separate financial and benefit plan audits. It should endeavor to assure the independence of Group's outside auditor, the integrity of management and the adequacy of disclosures to stockholders, reporting agencies and the public.

     The outside auditor is accountable to the audit committee and the Board as representatives of the stockholders. The Board has the authority and responsibility to select, evaluate and if appropriate recommend replacement of the outside auditor to the stockholders.

     The audit committee should provide a vehicle for communication among the Directors, the outside auditor, the internal audit staff, and financial management in order to provide an exchange of views and information and to keep the committee informed of any unresolved issues.

Authority

The Board of Directors has granted the audit committee authority to investigate any financial activity of Group and all employees are directed to cooperate as requested by the committee members.

Minutes

Minutes of each meeting will be prepared and distributed to committee members and to Directors who are not members of the committee. The minutes will be included with the general minutes of regular meetings of the Directors of the Group.

Meetings and Reports

The committee will convene at least four times annually. It will review quarterly and annual financial statements and related press releases prior to their public issuance. At its fall and January meetings, agenda items specified in this charter will be covered. Additional committee meetings may be held as deemed necessary.

     In addition to the committee members, the outside auditor, the chief financial officer, controller and senior management, normally will attend these meetings. The internal auditor will attend at least the fall meeting.

     Following each audit committee meeting, the committee chair will report to the full Board as to the matters covered at the audit committee meeting.

     Annually the committee will prepare a report to the stockholders as required by the Securities and Exchange Commission. The report will be printed in the annual proxy statement.


                                               California Water Service Group 23

Fall Meeting

Matters to be covered will include the following:

     1.   Review with the outside auditor the scope of the current year's audit.

     2. Review with the outside auditor their audits of employee benefit plans completed during the year.

     3. Review financial accounting and regulatory agency developments to determine possible effects on financial statements.

     4. Review any significant changes in accounting principles, policies and practices.

     5. Receive and review reports from the internal auditor on results of examinations in the districts and general office.

     6. Review the internal auditor's proposed audit plan and budget for the coming year and coordination with the outside auditors.

     7. Meet privately with the outside auditor to ascertain that the audit scope is without limitations imposed by management and to discuss other matters the auditor believes should be brought to the attention of the committee.

     8. Meet separately with management to discuss the quality of service and performance of the outside auditor in order to be in a position to consider their reappointment for the succeeding year.

January Meeting

In late January, after the conclusion of the independent audit and before financial results are presented to the Board and released to the public, the committee will meet to consider the following matters:

     1. Review the annual financial statements and related footnotes to be included in Group's annual report to stockholders and the Form 10-K filing with the Securities and Exchange Commission. Also review the draft news release announcing fourth quarter and annual financial results.

     2. Discuss with the auditor certain matters required to be communicated to the audit committee in accordance with Statement on Auditing
          Standards 61 and related amendments. These matters include the auditor's judgment about the quality and appropriateness of Group's accounting principles as applied to financial reporting.

     3. Review and discuss any significant adjustments proposed by the outside auditor or any deficiencies noted by them in Group's internal accounting controls.

     4. Review and discuss the results of the audit and the disposition of any changes in accounting policies or procedures that were recommended in the prior audit.

     5. Receive a written report from the outside auditor delineating all relationships, including audit and non-audit services, between the auditor and Group during the past year. Evaluate the auditor's qualifications regarding independence in light of the professional services provided by the auditor.

     6. Review the proposed scope of the annual audit for the new year and the fee proposed to be charged as negotiated by management in order be in a position to recommend the reappointment of the outside auditor to the Board for approval by the stockholders. In the event the decision is against reappointment, further committee meetings would be in order to select a replacement auditor.

     7.   Review officers' expense accounts submitted during the prior year.

     8. Meet separately with the outside auditor to inquire as to limitations imposed by management on the scope of the audit. The committee will receive an assessment of the effectiveness of Group's internal controls, and receive and discuss other information the auditor believes should be brought to the attention of the committee.

     9. Meet with management to discuss the quality of work performed by the outside auditor in order to assist in the committee's recommendation to the full Board in considering the auditor's reappointment for the new year.

Financial Statement Responsibility

While the audit committee has responsibilities as set forth in its charter, it is not the committee's duty to plan or conduct audits, nor to determine the completeness and accuracy of Group's financial statements. The outside auditor is responsible for planning and conducting the audits of the financial statements. Management is responsible for the completeness and accuracy of the financial statements.


24 California Water Service Group

                                [GRAPHIC OMITTED]


California Water Service Group

California Water Service Company, New Mexico Water Service Company, Washington Water Service Company and CWS Utility Services
1720 North First Street
San Jose, CA 95112-4598
(408) 367-8200

                                [GRAPHIC OMITTED]

                         California Water Service Group
                            1720 North First Street
                        San Jose, California 95112-4598
                                  408.367.8200

                                www.calwater.com

                                                                      1780-PS-02

                                      PROXY

                         CALIFORNIA WATER SERVICE GROUP

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

PETER C. NELSON and PAUL G. EKSTROM, and each of them with full power of substitution, are hereby authorized to vote, as designated on the reverse side, all the shares of California Water Service Group common stock and preferred stock of the undersigned at the Annual Meeting of Stockholders of California Water Service Group to be held at 1720 N. First Street, San Jose, California on Wednesday, April 24, 2002, at 10:00 A.M., or at any adjournment thereof. By my signature on the reverse side of this proxy, I acknowledge that I have received a copy of the notice of meeting and proxy statement relating to this meeting and of the Group's Annual Report to Stockholders for 2001.

Please date, sign and mail as soon as possible in the enclosed envelope.

Unless otherwise specified below this proxy authorizes the proxies to cumulate all votes that the undersigned is entitled to cast at the Annual Meeting for, and to allocate such votes among, one or more of the nominees listed on the reverse side as the proxies determine in their discretion. To specify a different method of cumulative voting, write "Cumulate For" and the number of shares and the name(s) of the nominee(s) in the space provided below.

------------------------------------------------------------------------------

(Continued and to be signed on reverse side)

|X| Please mark votes as in this example.

If not otherwise directed, this proxy will be voted FOR the election of directors, FOR ratification of the appointment of KPMG LLP as independent auditors and in the discretion of the proxy holders on any other matter properly raised at the meeting. The Company knows of no other matter to be raised at the meeting other than as set forth in the Company's proxy statement.

         THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR PROPOSALS 1 AND 2.
         ---------------------------------------------------------------

1.    ELECTION OF DIRECTORS

      Nominees: Douglas M. Brown, Robert W. Foy, Edward D. Harris, Jr., M.D., Richard P. Magnuson, Linda R. Meier, Peter C. Nelson, Langdon W. Owen and George A. Vera

___   FOR ALL NOMINEES     ___   WITHHELD FROM ALL NOMINEES

___   FOR ALL NOMINEES EXCEPT AS NOTED:  _______________________________________


2. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP, as the independent auditors of the Group.

___   FOR   ___   AGAINST   ___   ABSTAIN


================================================================================


Mark here for address change and note at left ____________________________

NOTE: Please sign exactly as name appears hereon. If signing as attorney, executor, administrator, trustee, guardian or the like, please give your full title as such. If signing for a corporation, please give your title. In the case of shares standing in the name of two or more persons, Delaware law permits the voting of such shares under a proxy signed by any one of such persons if none of the others is present in person or represented by proxy.

Please date, sign and return promptly.

Signature _____________________     Date _____________

Signature _____________________     Date _____________

                                Vote by Telephone

                          Follow these four easy steps:

         1. Read the accompanying Proxy Statement/Prospectus and Proxy Card.

         2. Call the toll-free number 1-877 PRX-VOTE (1-877-779-8683)

         3. Enter your 14-digit Control Number located on your Proxy Card above your name.

         4. Follow the recorded instructions.



                                Vote by Internet

                          Follow these four easy steps:

         1. Read the accompanying Proxy Statement/Prospectus and Proxy Card.

         2. Go to the Website http://www.eproxyvote.com/__

         3. Enter your 14-digit Control Number located on your Proxy Card above your name.

         4. Follow the instructions provided.